Fees Summary	Aug. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 27,012,500.00
Previously Paid Amount	0.00
Total Fee Amount	4,135.61
Total Offset Amount	0.00
Net Fee	$ 4,135.61